SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                       _________________


                           FORM 8-K/A



                   Current Report Pursuant
                 to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



                       June 13, 1995
                      _________________
        Date of Report (Date of earliest event reported)


                  SIERRA HEALTH SERVICES, INC.
     (Exact Name of Registrant as Specified in Its Charter)


                           Nevada
        (State or Other Jurisdiction of Incorporation)

           1-8865                        88-0200415
  (Commission File Number)   (IRS Employer Identification No.)

      2724 North Tenaya Way                          89128
         Las Vegas, Nevada                       (Zip Code)
   (Address of principal executive offices)


                       (702) 242-7000
         Registrant's Telephone Number, Including Area Code

          ________________________________________________

Item 5.     OTHER EVENTS

     On or about June 13, 1995, Crandon Capital Partners filed a purported class action complaint in the Superior Court, Alameda County, California against CII Financial, Inc., certain of CII's directors, and the Registrant. The complaint alleges, among other claims, that, by entering into the transaction, CII and its directors breached their fiduciary duties to CII's shareholders and further alleges that the Registrant aided and abetted such breach. The plaintiff seeks damages, injunctive relief against the consummation of the transaction, the appointment of a shareholders' committee to participate in the sale of CII, and other relief. The Registrant intends to defend this action vigorously.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SIERRA HEALTH SERVICES, INC.
                               (Registrant)


Date:  June 22, 1995        By James L. Starr
                            ______________________________

                            James L. Starr
                            Vice President
                            Chief Financial Officer
                            (Chief Accounting Officer)
                             and Treasurer

VIA EDGAR


June 22, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  Sierra Health Services, Inc.
     FILE NO. 1-8865
     FILING FEES ACCOUNT #0000754009
     FORM 8-K/A

Dear Sir or Madam:

Transmitted herewith through the EDGAR system is a Form 8-K/A for
Sierra Health Services, Inc.   If  you have any questions or
comments, please contact me at (702) 242-7175.

Sincerely,

By James L. Starr


James L. Starr
Vice President of Finance,
  Chief Financial Officer and Treasurer
  (Principal Financial and Accounting Officer)

JLS:csw
wp\cfo101\sec\8k\6-22-95.sec

cc:  New York Stock Exchange
     Shawn Lese, Morgan Louis & Bockius

enclosure